Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Special Financial Report  on Form 10-K/A of GWG Holdings, Inc. (the “Company”) for the fiscal year ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jon R. Sabes, Chief Executive Officer of the Company, and I, Jon Gangelhoff, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jon R. Sabes
Jon R. Sabes Chief Executive Officer

May 9, 2012

/s/ Jon Gangelhoff
Jon Gangelhoff Chief Financial Officer

May 9, 2012